SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A
                               (AMENDMENT NO. 1 TO

                                    FORM 8-K)

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): December 28, 1995

                                 PRESSTEK, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                   0-17541                  02-0415170
(State or other jurisdiction      (Commission            (I.R.S. Employer
    of incorporation)             File Number)          Identification No.)

8 Commercial Street, Hudson, New Hampshire                       03051-3907
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (603) 595-7000


--------------------------------------------------------------------------------
           Former name or former address, if changed since last report

Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits.

         (c). Exhibits.

         16. Letter from Deloitte & Touche LLP regarding change in certifying accountant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       PRESSTEK, INC.

                                        By: /s/ Richard A. Williams
                                        ---------------------------
                                        Richard A. Williams
                                        Executive Vice-President
                                        (Duly authorized officer)



Date: January 9, 1996

                                  Exhibit Index

                                                                    Page in
                                                                 Sequentially
Exhibit No.                    Description                       Numbered Copy
-----------                    -----------                       -------------

    16                     Letter from Deloitte                       5
                           & Touche LLP regarding
                           change in certifying
                           accountant.